UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 16, 2018

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Exhibit 99.1 of this Form 8-K contains the prepared remarks for IBM’s Chief Financial Officer Jim Kavanaugh’s third-quarter 2018 earnings presentation to investors on October 16, 2018.

Reconciliations of non-GAAP financial measures discussed in the earnings presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP are included as Exhibit 99.2 of this Form 8-K. The slides used in Mr. Kavanaugh’s third-quarter 2018 earnings presentation are Exhibit 99.3 to the company’s Form 8-K submitted to the SEC on October 16, 2018.

The information in this Item 7.01, including the corresponding Exhibits 99.1 and 99.2, is being furnished with the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), with the exception of the following information from the question and answer period of the earnings presentation, which has been edited to provide additional context and clarity, and shall be deemed “filed” under the Exchange Act:

•      At mid-October spot rates, the company expects a 0 to 1 point currency benefit to full-year 2018 revenue growth, including a 2 point currency headwind in the fourth quarter.

•      At mid-October spot rates, the company continues to expect full-year revenue growth.

•      The company expects average seasonality (of the last 3 to 5 years) for revenue performance from the third quarter to fourth quarter.

•      The company expects modest growth in total software revenue at constant currency in the fourth quarter.

•      With enterprise productivity, the company expects pre-tax margin expansion in the fourth quarter.

•      In services, with respect to signings, the company has a strong pipeline of deals greater than $100 million lined up in the fourth quarter.

•      Free cash flow realization, which is defined as free cash flow to income from continuing operations (GAAP), is expected to be over 100% for the year, driven by sales cycle working capital, pension and capital expenditures (net of depreciation/amortization), mitigated by income taxes.

Forward-Looking Statements

Certain statements contained in this Form 8-K may be characterized as forward-looking under the Private Securities Litigation Reform Act of 1995. These statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the U.S. Securities and Exchange Commission (SEC). Copies are available from the SEC or from the IBM web site (www.ibm.com).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished as part of this report:

Exhibit No.	Description of Exhibit
99.1	Prepared Remarks of Earnings Presentation on October 16, 2018
99.2	Non-GAAP Supplemental Materials

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 17, 2018

	By:	/s/ Robert F. Del Bene
Robert F. Del Bene
Vice President and Controller